MUNDER HEALTHCARE FUND
Class A, B, C, K, R & Y Shares

Supplement Dated October 30, 2010
to Prospectus Dated October 30, 2010
and Summary Prospectus Dated October 30, 2010

Proposed Merger of Munder Healthcare Fund
with and into Munder Growth Opportunities Fund

At a meeting held on August 17, 2010, the Board of Trustees of Munder Series Trust II (“MST II”) approved the merger of the Munder Healthcare Fund (“Healthcare Fund”) with and into the Munder Growth Opportunities Fund (“Growth Opportunities Fund”), a series of Munder Series Trust (“MST”) (“Merger”), subject to the approval of shareholders of the Healthcare Fund.  The Board of Trustees of MST II also called for a Special Meeting of the Shareholders of the Healthcare Fund (“Meeting”) to vote on the Merger.  The Meeting is expected to occur prior to the end of 2010, and, if approved, the Merger will occur as soon as practicable thereafter.  More information about the date of the meeting will be provided in the proxy solicitation materials for the Merger.

The Merger is being proposed for several reasons, including to seek to (i) provide improved performance for shareholders of the Healthcare Fund, (ii) achieve greater asset levels and reduce total operating expenses, and (iii) benefit from economies of scale by combining two funds that both seek long-term capital appreciation into a single fund.  In addition, the Merger of the Healthcare Fund and the Growth Opportunities Fund is expected to result in the elimination of certain costs associated with operating the Healthcare Fund and the Growth Opportunities Fund separately.

If the Merger is approved by the shareholders of the Healthcare Fund, the Agreement and Plan of Reorganization for the Merger (“Reorganization Agreement”) contemplates (1) the transfer of all of the assets of the Healthcare Fund with and into the Growth Opportunities Fund in exchange for shares of the Growth Opportunities Fund having an aggregate value equal to the net assets of the Healthcare Fund; (2) the assumption by the Growth Opportunities Fund of all of the liabilities of the Healthcare Fund; and (3) the distribution of shares of the Growth Opportunities Fund to the shareholders of the Healthcare Fund in complete liquidation of the Healthcare Fund. Each shareholder of the Healthcare Fund would receive shares of a corresponding or designated class of the Growth Opportunities Fund having an aggregate value equal to the aggregate value of the shares of the Healthcare Fund held by that shareholder as of the closing date of the Merger.  Shareholders of Class K shares of the Healthcare Fund will receive Class A shares of the Growth Opportunities Fund.  The Merger is expected to be a tax-free reorganization for federal income tax purposes and the closing of the Merger is conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Merger will qualify as a tax-free reorganization for federal income tax purposes.

If the Merger is not approved by shareholders of the Healthcare Fund, the Merger will not occur.  In such an event, the Healthcare Fund and the Growth Opportunities Fund will continue to operate separately, and Munder Capital Management, the advisor to both funds, and the Board of Trustees of MST II will determine what additional steps may be appropriate and in the best interests of the Healthcare Fund and its shareholders, including but not limited to liquidation of the Healthcare Fund.

The Healthcare Fund will be open to new and existing investors until the business day immediately prior to the Merger.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE